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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  August 15, 2001


                     TRANSCOMMUNITY BANKSHARES INCORPORATED

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             (Exact name of Registrant as specified in its charter)



         Virginia                  To Be Assigned               54-2032355
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification number)




                  9025 Forest Hill Avenue, Richmond, VA  23235
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                    (Address of principal executive offices)



Registrant's telephone number, including area code (804) 320-6000


                                 Not Applicable
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                (Former address of principal executive offices)
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Item 5 - Other Events
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Effective August 15, 2001, pursuant to an Amended and Restated Agreement and
Plan of Reorganization dated May 9, 2001 (the "Agreement") between the Registrant and Bank of Powhatan, N.A. ("Bank of Powhatan"), and approved by the shareholders of Bank of Powhatan at a special meeting held on August 15, 2001, Registrant acquired all of the outstanding stock of Bank of Powhatan, N.A. in a statutory share exchange transaction. Under the terms of the Agreement, the shares of Bank of Powhatan common stock (excluding 1,000 shares as to which dissenting shareholders rights have been asserted by one shareholder) were exchanged for shares of the Registrant on a one-for-one basis. The 669,936 shares of common stock of the Registrant issued in connection with the reorganization were registered under the Securities Act of 1933, as amended, pursuant to the Registrant's registration statement on Form S-4 (No. 333-61104), declared effective July 12, 2001.

As a result of the transaction described above, the Registrant became the successor issuer to Bank of Powhatan, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934. Bank of Powhatan has been subject to the information requirements of the Exchange Act and in accordance with Section 12(i) thereof has filed reports and other financial information with the Office of the Comptroller of the Currency ("OCC"). Such reports and other information filed by Bank of Powhatan with the OCC may be inspected and copied at the public reference facilities maintained by the OCC at Independence Square, 250 E Street, Washington, DC 20219. The last financial report filed by Bank of Powhatan with the OCC was its Form 10-QSB for the quarter ended June 30, 2001, filed August 15, 2001.

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This Form 8-K is being filed by the Registrant as the initial report of the
Registrant to the SEC and as notice the it is the successor issuer to Bank of Powhatan and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder and in accordance therewith files reports and other information with the Commission. The first regular report to be filed by the Registrant with the SEC will be its Form 10-QSB for the quarter ending September 30, 2001.

Item 7.    Financial Statements and Exhibits.
---------------------------------------------

(a)  Financial statements of businesses acquired - not applicable
(b)  Pro forma financial information - not applicable
(c)  Exhibits
     2. Amended and Restated Agreement and Plan of Reorganization dated May 9, 2001 (included as Appendix A to the proxy statement contained in, and incorporated by reference to Exhibit 2.1 to the Registrant's registration statement on Form S-4 (No. 333-61104) filed May 17,
          2001).

     3.1 Articles of Incorporation of Registrant (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-4, filed May 17, 2001).

     3.2 By-laws of Registrant (incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-4, filed May 17, 2001).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TRANSCOMMUNITY BANKSHARES INCORPORATED



                                          By: /s/ Bruce B. Nolte
                                              ----------------------------------
                                                  Bruce B. Nolte
                                                  President


Dated: September 6, 2001

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